

CHINA GREEN MATERIAL TECHNOLOGIES, INC

PRESENTATION



By Yan Seong Low
CFO





Premier manufacturer of eco-friendly, starch-based biodegradable, disposable containers, tableware and packaging materials in China

Safe Harbor Statement

Certain of the statements set forth in this presentation are "Forward Looking Statements" within the meaning of the Private Litigation Reform Act of 1995. Forward-Looking Statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. All such Forward-Looking Statements involve risks and uncertainties relating to, among other things: the growth or sustainability of the market for biodegradable materials; the difficulty of achieving or maintaining a technological advantage over competitors; protection of intellectual property; changes in consumer preferences; limited management, labor and financial resources; and doing business in China, including currency value fluctuations, restrictions on remitting income to the United States and diplomatic tensions between China and the United States, and other risks identified in our filings with the Securities and Exchange Commission. Our forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. As a result, our actual results, performance or achievements may be materially different from the results, performance or achievements expressed or implied by any forward-looking statements. Except as required by applicable laws, we undertake no obligation to update any forward-looking statements, even if new information becomes available or other events occur in the future.

From Nature, Back to Nature


PRODUCTS
GARBAGE DISPOSAL
DEGRADATION
BEAUTIFUL EARTH
CORN STARCH
MASTER BATCH

Overview

CHINA GREEN MATERIAL

- Engaged in production and sale of starch-based biodegradable, disposable food containers, tableware and packaging materials.
- Starch-based materials, which are renewable and sustainable resources, are a substitute to oil-based plastics and paper pulp.
- Proprietary manufacturing method, “Dry-Powder Blending” which reduces processing time, costs and energy with stable quality, besides being a WATER-FREE production process. We are continually improving our products and production processes through R&D.
- Strategically located in the agricultural hub of Harbin, China, in the northeast of China which provides easy, low-cost access to raw materials .
- Sustainable growth with solid margins.

Select Financials

CHINA GREEN MATERIAL

CAGM : OTCBB	
Fiscal Year	December 31
Last-Traded Price (23 Feb 11)	$0.85
Basic Shares Outstanding	25.7M
Fully Diluted Shares Outstanding (*)	26.1M
Market Capitalization (23 Feb 11)	$21.85M
Management Ownership	28.4%
Revenue Q3 2010	$6.0M ▲ 43.6%
Net Income Q3 2010	$1.7M ▲ 52.4%
Diluted EPS Q3 2010	$0.07
Weighted Average Diluted Shares	25.9M
Cash flow from operations 9 months 2010	$2.9M

*Includes 370,000 warrants outstanding to purchase common stock at $0.90 strike price

Investment Highlights

CHINA GREEN MATERIAL

- Chinese packaging industry ~ $60 billion in 2010
  (Source: International Association of Packaging Research Institution)
  - Market Catalysts Moving Consumers Toward Environmentally-Friendly Products
  - Government policies to ban "white" pollutants
  - China used 15 billion pieces of disposal containers, 3 billion instant noodle bowls, 8 billion pieces of cups and 5 billion pieces of plates in 2009.
- Superior product performance and low cost advantage
- High barriers to entry
- Company sells everything it can make; Expanded manufacturing capacity to accommodate future growth
- Entered European market by selling products to a customer in Italy
- Revenue growth of 25%-30% in 2010; Expect to maintain solid gross margins
- Track record of strong financial performance; Healthy balance sheets

Green Trend Increases Demand for Biodegradables

CHINA GREEN MATERIAL

- Driven by regulation and growing consumer focus on sustainability, bio-plastics offer an alternative to petroleum-based plastics, with double-digit growth projected over the next few years.
- Governments are proactively taking steps to replace plastic products with bio-plastics products.
- Obvious shift toward green packaging for big and small suppliers and customers.
- Starbucks is using recycled materials for coffee cups and Walmart is asking suppliers to use biodegradable packaging.
- Recent survey with European and Chinese customers shows strong preference and demand for green packaging over conventional plastic and paper products.

Global Demand for Biodegradable Material


In Thousand Tons
Global Demand for Biodegradable Material
2000
1800
1600
1400
1200
1000
800
600
400
200
0
2005
2010
2015
Starch-based
PLA
PBS
Others
Total

PLA = Poly (Lactic Acid); PBS = Poly (Butylene Succinate)

Source: "Plastic Industry" by Qing Chen and Hong Liu; Annual Meeting of SPE; Frost & Sullivan; Helmut Kaiser Consultancy; BCC and the Third European Bio-plastic Conference

Large and Growing Market

CHINA GREEN MATERIAL

- Chinese domestic bio-degradable market is expected at RMB 2.5 billion in 2010*
- Highly fragmented market
- Technology, capacity and selling price create barriers to entry
- CAGM Advantages:
  - Superior product performance
  - Competitive pricing
  - Stable products quality
  - Expanding sales network
  - Healthy balance sheet
  - Clean capital structure
  - Expanded capacity



CAGM
Initial Period
Growth Period
Mature Period
Recession Period

Source: Degradable Plastics Committee of China Plastics Processing Industry Association

*Source: Degradable Plastics Committee of China Plastics Processing Industry Association

Demand and Growth Rate of Biodegradable Plastics in China

CHINA GREEN MATERIAL



Demand and Growth Rate of Biodegradable Plastices in China
In Thousand Tons
600
500
400
300
200
100
0
23.00%
29.00%
38.00%
34.00%
42.00%
38.00%
2010
2011
2012
2013
2014
2015
Demand
Growth rate

Source: "Analysis report of biodegradable plastic market" by Beijing Leadership Management Consulting Co., Ltd.

Benefits of CAGM Products

China Green Materials - Products



Products distributed under "CAFY" and "Home" brand

- High-quality products with low-cost advantage
  - Temperature resistant from -40ºC to +150ºC
  - Harmless, non-toxic, heat-resistant, odor-free and can be used in microwave ovens.
  - Competitive pricing versus other products
- Renewable and sustainable resources.
- Approximately 30% of sales are from customized orders.
- Biodegradable in natural environment without any toxic effects to the atmosphere and soil.
- Government supports "Green" lifestyle and driving consumer demand.

Global Competitors

CHINA GREEN MATERIAL

Type		Manufacturing	Brand	Capacity/ tons
Starch-based Plastic	Global	Warner-lambert-us	Novon	45,000
		Novonmont-italy	Mater-Bi	20,000
		Bioter-germany	Bioplaast	12,000
	China	**CAGM**	HOME、CHFY	20,000
		Wuhan Huali	PSM	40,000
		Guangdong shangjiu		10,000
		Tianjin danhai	生态利	15,000
		Nanjing biaoge		3,000
		Zhejiang huafa		10,000
		Chengdu xinkeli	新柯力	3,000
PLA	Global	Nature works-us	Nature Works	8,000-14,000
		Mitsui chemicals, inc-japan	LACEA	500
		Shimadzu-japan	ラクティ	300
	China	Zhejiang hisun biomaterials co., Ltd		5,000
		Shanghai tong-jie-liang biomaterials co.Ltd		1,000
PBS	Global	Showa highpolymer co., Ltd.-Japan	Bionolle	5,000
		Eastman chemical-us	Eastar Bio	15,000
	China	Hangzhou xinfu pharmaceutical co.,Ltd		3,000
		Anhui anqing hexing chemical		10,000

Low-Cost Advantage

CHINA GREEN MATERIAL

Corn starch is cheaper and more readily available than alternative raw materials:

~ 10% to 20% less than paper-pulp products, 138% less than PLA products and 43% less than PS products



Price Comparison of Food Packages in China

Material	Price (US$/t)	Notes
Starch based degradable materials	$2,100/t	High-tech patented products; degradable & environment-friendly
Paper pulp	$2,280 to $2,500/t	High cost; creates pollution
Poly (Lactic Acid) "PLA"	$5,000/t	High cost
Poly (Butylene Succinate) "PBS"	$6,200 to $6,500/t	High cost, low production
Polystyrene "PS"	$3,000/t	High costs, creates mass pollution, non-biodegradable and low rate of recyclability.
Polypropylene "PP"	$3,500/t	

Product Distribution

The Company's "CAFY" and "Home" brands are sold in 11 provinces and 23 cities across China

Province	Cities
Heilongjiang	Harbin, Qiqihar, Mudanjiang, Jiamusi, Daqing
Jilin	Changchun, Jilin, Songyuan
Liaoning	Shenyang
Inner Mongolia	Hailaer
Hebei	Shijiazhuang, Tangshan
Tianjin	Tianjin
Shandong	Jinan, Qingdao, Weihai, Yantai, Dezhou
Henan	Zhengzhou, Zhoukou
An'hui	Hefei
Jiangxi	Nanchang
Sichuan	Chengdu


黑龙江
吉林
辽宁
内蒙古
天津
河北
山东
河南
安徽
四川
江西

- Products are also distributed to South Korea and Japan
- Actively seeking to expand sales network into the U.S. and Europe
- Currently selling products to a customer in Italy

Sales & Marketing Strategy

CHINA GREEN MATERIAL


玉米淀粉基环保制品







- Structural marketing strategy with expanding sales force and distribution network.

① Major distributors and industrial customers;

② Major super marts;

③ Trade shows, EXPO and China Import & Export Fair;

④ New fleet of trucks (with moving billboards) to penetrate retail end-users from restaurants and hotels.

State of the Art Facilities







- Only starch-based biodegradable facility in China with environmental labeling product certificate.*

- Approximately 9,000 tons of capacity in December 2010, 20,000 tons by March 2011.

- Proprietary technology yet simplified production processes.









*Environmental labeling product certificate is authorized by State Environmental Protection Administration of China under Ministry of Environmental Protection of the People's Republic of China and certificated by independent third party organization, namely China Environmental United (Beijing) Certification Center Co., Ltd.

Growth Strategy

CHINA GREEN MATERIAL

Markets expansion and penetration

- Geographical presence - more provinces in China and overseas market
- Existing customers – frozen foods and railway bureau
- New industrial customers – supermarkets, airlines and fast-food industry
- Branding and products awareness – retail customers from restaurants and hotels

Production control

- R&D to improve production efficiency and technology enhancement.
- Maintain access to stable, low-cost raw material supply.

Expanding capacity to meet increasing market demand

- Capacity increase from 9,000 tons in 2010 to 20,000 tons in 2011.

New Product Development

- Trash bags and shopping packages
- Agricultural film
- Packaging materials
- Medical fields

Experienced Management Team

CHINA GREEN MATERIAL

Zhonghao Su - CEO
Mr. Su has has been the General Manager and executive director of U.S. Ocean Group, an international trading company from 1998 to 2003, prior to establishment of the Company. He created Harbin Changfangyuan Hi-Tech Environment-Friendly Industrial Co., Ltd in 2004 and has served as Chief Executive Officer and member of Board of Directors since 2007. Mr. Su earned an Executive Master of Business Administration "EMBA" from the Guanghua School of Management of Beijing University.

Yan Seong Low – CFO
Mr. Yan Seong Low brings more than 14 years of public company and Big 4 accounting experience, mainly from Deloitte & Touche's Beijing and Singapore offices to CAGM. His expertise includes financial management, SEC reporting, financing transactions and public offerings, corporate governance and investor relations. Mr. Yan Seong serves as a member of the Board of Directors and as a member of the Audit Committee for Sinotop Holdings Berhad, a China-based textile manufacturer traded on the Kuala Lumpur Stock Exchange. He is fluent in English, Chinese, Bahasa Malaysia, Hokkien and Cantonese.

Yingjie Qiao – CTO, Vice President
Mr. Qiao is a professor of materials science for the Chemical Institute of Harbin Engineering University, a doctoral advisor, a member of DPP Heilongjiang Provincial Standing Committee, a member of the Teaching Steering Committee for Materials Physics and Chemistry under the Ministry of Education and a director of the Chemical Industry and Engineering Society of Heilongjiang. He is also a member of Heilongjiang composite materials organization and Heilongjiang aviation organization. Mr. Qiao is engaged in the research of composite materials and participates in several national projects. He was a torch bearer for the 2008 Olympic Games.

Independent Directors

CHINA GREEN MATERIAL

Corporate Governance in place– Majority of board members are independent directors

Johnson Lau – Chairman, Nominating and Corporate Governance Committee
Mr. Lau has over 14 years of financial experience in public companies and Big Four accounting firms, and is currently Director of Finance for AutoChina International Limited, and serves on the Board of Directors for Lizhan Environmental Corporation. Previously he was CFO and a Director at Haike Chemical Group Ltd. Mr. Lau has also worked at Deloitte Touche Tohmatsu, and has been a Certified Public Accountant since 1999. He holds a Bachelor of Commerce degree from Monash University in Melbourne, Australia.

Lianun Luo – Chairman, Audit Committee
Mr. Luo is a founder of Beijing Pucheng Law Firm in Beijing, where he currently serves as counsel on mergers & acquisitions and restructurings. Previously, Mr. Luo was an accounting officer for Fudako Faucet Works, Inc. (OTCBB: FUFW) and Chief Financial Officer and a Director for Kiwa Biotech Products Group (OTCBB: KWBT). His expertise includes financial management, SEC reporting, U.S exchange listings and financing transactions. Mr. Lainun graduated from the Faculty of Law, China University of Political Science.

Dongxiang (William) Wang – Chairman, Compensation Committee
Mr. Wang has spent the past five years in venture capital and currently serves as the Vice President for Tsinghua Science Park Venture Capital, where he is responsible for project evaluations and investment decisions. He has held positions in financial analysis, strategic planning and business development with large telecommunications companies, including Worldcom and Shangdong Neocomm Communications. Mr. Wang has a Bachelor of Engineering degree from Tsinghua University in China and received his MBA in Finance from Case Western Reserve University.

Financial Performance

CHINA GREEN MATERIAL

Q3 2010 was a record revenue quarter

(In Millions, Except Per Share Amounts)

	2008(A)	2009(A)
Total Revenue	$11.0	$13.4
Gross Profit	$5.3	$6.4
Gross Margin	48.4%	47.4%
Operating Income	$4.4	$5.3
Operating Margin	40.30%	39.70%
Net Income	$4.4	$4.2
Diluted EPS	$0.28	$0.22

(In Millions, Except Per Share Amounts)

	Q3 2009	Q3 2010	
Total Revenue	$4.2	$6.0	▲43.6%
Gross Profit	$2.0	$2.7	▲35.0%
Gross Margin	48.6%	45.6%	
Operating Income	$1.8	$2.0	▲13.9%
Operating Margin	42.2%	33.4%	
Net Income	$1.1	$1.7	▲52.4%
Diluted EPS	$0.06	$0.07	▲16.7%

Balance Sheet Highlights

CHINA GREEN MATERIAL

(In Millions)

	12/31/08(A)	12/31/09(A)	30 Sept 10
Cash and cash equivalents	$4.2	$7.3	$10.8
Working Capital	$8.7	$12.5	$17.4
Total Assets	$28.0	$32.9	$45.6
Total Liabilities	$1.8	$2.5	$3.5
Shareholders' Equity	$26.3	$30.4	$42.1

Investor Contacts

CHINA GREEN MATERIAL

CHINA GREEN MATERIAL

Low Yan Seong, CFO
China Green Material Technologies, Inc.
cfo@sinogreenmaterial.com
www.sinogreenmaterial.com

Buddy Lee, Corporate Secretary
China Green Material Technologies, Inc.
+86-137-96663210
secretary@sinogreenmaterial.com
www.sinogreenmaterial.com